Exhibit 10.09


                      SECURITIES ACCOUNT CONTROL AGREEMENT

                  SECURITIES ACCOUNT CONTROL AGREEMENT dated as of August 31, 2002 among Morgan Stanley Charter CAMPBELL L.P. (the "LIEN GRANTOR"), MORGAN STANLEY & CO. INCORPORATED (the "SECURED PARTY"), and MORGAN STANLEY DW INC. (the "SECURITIES INTERMEDIARY"). All references herein to the "UCC" refer to the Uniform Commercial Code as in effect from time to time in [the State of New York]. Terms defined in the UCC have the same meanings when used herein.

                              W I T N E S S E T H :


                  WHEREAS, the Lien Grantor is the entitlement holder with respect to the Account (as defined below);


                  WHEREAS, the Lien Grantor pursuant to Section 6(f) of a Commodity Futures Customer Agreement dated as of August 31, 2002 (the "CUSTOMER AGREEMENT") has granted to the Secured Party a continuing security interest (the "SECURITY INTEREST") in all right, title and interest of the Lien Grantor in, to and under the Account, all financial assets credited thereto and all security entitlements in respect thereof, whether now owned or existing or hereafter acquired or arising; and

                  WHEREAS, the parties hereto are entering into this Agreement in order to perfect the Security Interest in the Account, all financial assets from time to time credited thereto and all security entitlements in respect thereof;

                  NOW, THEREFORE, the parties hereto agree as follows:

                  Section 1. Establishment of Account. The Securities Intermediary confirms that:

                           (i) the Securities Intermediary has established the
                  account numbers listed on the attached Appendix A (which Appendix may be amended in writing by the parties from time to time) in the name of "Morgan Stanley Charter Campbell L.P." (such account and any successor account, the "ACCOUNT"),

                           (ii) the Account is a "securities account" as defined
                  in Section 8-501 of the UCC,

                           (iii) the Securities Intermediary is acting as a
                  "securities intermediary" (as defined in Section 8-102 of the UCC) in respect of the Account,


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                           (iv) the Securities Intermediary shall, subject to
                  the terms of this Agreement, treat the Lien Grantor as entitled to exercise the rights that comprise all financial assets from time to time credited to the Account,

                           (v) all property delivered to the Securities
                  Intermediary by or on behalf of the Lien Grantor for credit to the Account will be promptly credited to the Account, and

                           (vi) all financial assets (except cash) credited to
                  the Account will be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Account be registered in the name of the Lien Grantor, payable to the order of the Lien Grantor or specially indorsed to the Lien Grantor unless such financial asset has been further indorsed to the Securities Intermediary or in blank.

                  Section 2. "Financial Assets" Election. The parties hereto agree that each item of property (whether investment property, financial asset, security, instrument, cash or other property) credited to the Account shall be treated as a "financial asset" within the meaning of Sections 8-102(a)(9) and 8-103 of the UCC.

                  Section 3. Entitlement Orders. The Securities Intermediary agrees to comply with any "entitlement order" (as defined in Section 8-102 of the UCC) originated by the Secured Party and relating to the Account or any financial asset credited thereto without further consent by the Lien Grantor or any other person. The Lien Grantor consents to the foregoing agreement by the Securities Intermediary.

                  Section 4. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. The State of New York shall be deemed to be the securities intermediary's jurisdiction with respect to the Account, all financial assets credited thereto and all security entitlements in respect thereof for purposes of the UCC (including, without limitation, Section 8-110 thereof).

                  Section 5. Amendments. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

                  Section 6. Notice of Adverse Claims. Except for the claims and interests of the Secured Party and the Lien Grantor, and security interests in favor of the Securities Intermediary, the Securities Intermediary does not know of any claim to, or interest in, the Account, any financial asset credited thereto or any security entitlement in respect thereof. If any person other than the Lien Grantor, the Secured Party or the Securities Intermediary asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, attachment, execution or similar process) against the Account, any financial asset credited thereto or any security entitlement in respect thereof, the Securities Intermediary will promptly notify the Secured Party and the Lien Grantor thereof.





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                  Section 7. Maintenance of Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Account as follows:

                           (i) Lien Grantor Entitlement Orders; Notice of
                  Exclusive Control. So long as the Securities Intermediary has not received a Notice of Exclusive Control (as defined below), the Securities Intermediary may, subject to paragraph (ii) below, comply with entitlement orders of the Lien Grantor or any duly authorized agent of the Lien Grantor in respect of the Account and any or all financial assets credited thereto. After the Securities Intermediary receives a written notice from the Secured Party that it is exercising exclusive control over the Account (a "NOTICE OF EXCLUSIVE CONTROL"), the Securities Intermediary will cease complying with entitlement orders of the Lien Grantor and any of its agents.

                           (ii) Limits on Free Deliveries From Account.
                  Notwithstanding the provisions of paragraph (i) above, the Securities Intermediary shall not, without specific prior written consent of the Secured Party:

                              (a) accept or comply with any entitlement order from the Lien Grantor, or any agent of the Lien Grantor, withdrawing from the Account, or making a free delivery of, any financial asset credited to the Account,

                              (b) deliver any such financial asset to the Lien Grantor or

                              (c) pay to the Lien Grantor any credit balance or other cash amount credited to the Account.

                  provided that, until the Securities Intermediary receives a Notice of Exclusive Control, the Securities Intermediary may pay to the Lien Grantor amounts sufficient to pay all fees and expenses of, and to fund all redemptions from, the Lien Grantor in the ordinary course of business.

                           (iii) Voting Rights. Until the Securities
                  Intermediary receives a Notice of Exclusive Control, the Lien Grantor shall be entitled to direct the Securities Intermediary with respect to the voting of any financial assets credited to the Account.

                           (iv) Statements and Confirmations. The Securities
                  Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Account and/or any financial assets credited thereto simultaneously to each of the Lien Grantor and the Secured Party at their respective addresses specified in Section 12 hereof.

                           (v) Tax Reporting. All items of income, gain, expense
                  and loss recognized in the Account or in respect of any financial assets credited thereto shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Lien Grantor.


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

                  Section 8. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary makes the following representations, warranties and covenants:

                           (i) The Account has been established as set forth in
                  Section 1 above and will be maintained in the manner set forth herein until this Agreement is terminated. The Securities Intermediary will not change the name or account number of the Account without the prior written consent of the Secured Party.

                           (ii) No financial asset credited to the Account is or
                  will be registered in the name of the Lien Grantor, payable to the order of the Lien Grantor, or specially indorsed to the Lien Grantor, unless such financial asset has been further indorsed by the Lien Grantor to the Securities Intermediary or in blank.

                           (iii) This Agreement is a valid and binding agreement
                  of the Securities Intermediary enforceable in accordance with its terms.

                           (iv) The Securities Intermediary has not entered
                  into, and until the termination of this Agreement will not enter into, any agreement with any person (other than the Secured Party) relating to the Account and/or any financial asset credited thereto pursuant to which it has agreed, or will agree, to comply with entitlement orders of such person. The Securities Intermediary has not entered into any other agreement with the Lien Grantor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as agreed in Section 3 hereof.

                  Section 9. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                  Section 10. Notices. Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be effective (i) when delivered to such party at its address specified below, (ii) when sent to such party by facsimile or other electronic transmission, addressed to it at its facsimile number or electronic address specified below, and such party sends back an electronic confirmation of receipt or (iii) ten days after being sent to such party by certified or registered United States mail, addressed to it at its address specified below, with first class or airmail postage prepaid:

                  Lien Grantor:     Morgan Stanley Charter Campbell L.P.
                                    825 Third Avenue, 8th Floor
                                    New York, NY 10022

                  Secured Party:
                                    Morgan Stanley & Co. Incorporated
                                    1 Pierrepont Plaza, 8th Floor
                                    Brooklyn, New York 11210
                                    Attention: Commodity Operations Manager


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                  Securities Intermediary:
                                    Morgan Stanley DW Inc.
                                    825 Third Avenue, 8th Floor
                                    New York, NY 10022
                                    Attention: Managed Futures Department

Any party may change its address, facsimile number and/or e-mail address for purposes of this Section by giving notice of such change to the other parties in the manner specified above. Section

                  11. Termination. The rights and powers granted herein to the Secured Party (i) have been granted in order to perfect the Security Interest,
(ii) are powers coupled with an interest and (iii) will not be affected by any bankruptcy of the Lien Grantor or any lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the Secured Party has notified the Securities Intermediary in writing that the Transaction Lien has been terminated pursuant to the terms of the Security Agreement.

                                 Morgan Stanley Charter campbell L.P. by:
                                     Demeter Management Corporation,
                                     its General Partner

                                 By:          /s/ Robert E. Murray
                                     -------------------------------------------
                                     Name:    Robert E. Murray
                                     Title:   President and Chairman

                                 MORGAN STANLEY & CO. INCORPORATED



                                 By:  /s/ Michael Kustra
                                     -------------------------------------------
                                     Name: Michael Kustra
                                     Title:


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                                 MORGAN STANLEY DW INC.



                                 By:          /s/ Robert E. Murray
                                     -------------------------------------------
                                     Name:    Robert E. Murray
                                     Title:   Senior Vice President



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                                    EXHIBIT A

                          [Letterhead of Secured Party]

                                     [Date]

[Name and Address of Securities Intermediary]


Attention:
          --------------------------
Re: Notice of Exclusive Control
    ---------------------------

Ladies and Gentlemen:

                  As referenced in the Securities Account Control Agreement dated as of August 31, 2002 among Morgan Stanley Charter Campbell L.P. (the "LIEN GRANTOR"), us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over securities account number __________ (the "ACCOUNT"), all financial assets from time to time credited thereto and all security entitlements in respect thereof. You are instructed not to accept any directions, instructions or entitlement orders with respect to the Account or the financial assets credited thereto from the Lien Grantor or any of its agents unless otherwise ordered by a court of competent jurisdiction.

                  You are instructed to deliver a copy of this notice by facsimile transmission to the Lien Grantor.

                                Very truly yours,

                                        MORGAN STANLEY & CO.
                                            INCORPORATED



                                        By:
                                           --------------------------------
                                           Title:

cc: Morgan Stanley Charter Campbell L.P.



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                                   Appendix A

Account numbers established by the Securities Intermediary for Morgan Stanley Charter Campbell L.P.

1. [779-086801]

2. [779-086802]

3. [779-086803]





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